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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 30, 1997




                    SDW HOLDINGS CORPORATION
     (Exact name of registrant as specified in its charter)




     Delaware          033-88496-01             13-3795926
 -----------------     ---------------        --------------

  (State or Other      (Commission
  Jurisdiction of      File Number)      (IRS Employer Identification No.)
  Incorporation)


  2700 Westchester Avenue               10577-2544
       Purchase, NY              ------------------------
-------------------------------         (Zip Code)

(Address of Principal Executive
         Offices)

                      (914) 696-0021
                      --------------
      (Registrant's telephone number, including area code)

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                    Exhibit Index on page 4




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Item 5.  Other Events.

     On July 30, 1997, SDW Holdings Corporation, an indirect majority-owned subsidiary of Sappi Limited, entered into a Merger Agreement with SDW Acquisition II Corporation, also an indirect subsidiary of Sappi Limited, which was approved by written consent of the holders of a majority of the outstanding shares of common stock of SDW Holdings and SDW Acquisition. A copy of the Company's press release dated July 30, 1997, describing certain aspects and expected results of the merger contemplated by the Merger Agreement, is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

  (99) - Press Release of SDW Holdings Corporation dated July 30, 1997.










                             Page 2 of 5
                       Exhibit Index on page 4



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                              SIGNATURE



     Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on July 30, 1997.


                                SDW HOLDINGS CORPORATION

                                By: /s/ W. E. Hewitt
                                    ---------------------
                                    Name:  W. E. Hewitt
                                    Title: Vice President


                             Page 3 of 5
                       Exhibit Index on page 4



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                            EXHIBIT INDEX



                                                  Sequentially
 Exhibit No.             Description              Numbered Page
 ----------             ------------              -------------

     99      Press Release of SDW Holdings
             Corporation  dated July 30,1997           5




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